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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 11, 2002
                                                   -----------------------------

                         Standard Automotive Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       001-13657            52-2018607
------------------------------        -------------       -------------------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)       Identification No.)

401 Plaza Route 206, Hillsborough, New Jersey                     08844
-----------------------------------------------------     ---------------------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (908) 874-7778
                                                      --------------------------

                 321 Valley Road, Hillsborough, New Jersey 08844
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events.

         On February 11, 2002, Standard Automotive Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                  (c) Exhibits. The following documents are filed as exhibits to this Report:

                       99.1       Press Release, dated February 11, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Standard Automotive Corporation
                                         ---------------------------------------
                                                      (Registrant)

 February 11, 2002                               /s/ MATTHEW B. BURRIS
----------------------------             ---------------------------------------
       Date                                        Matthew B. Burris
                                                Chief Financial Officer